NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704
                                 (617) 523-3588

                          SHARES OF BENEFICIAL INTEREST

                                   PROSPECTUS


                                   May 1, 1998


The Fund's objective is to produce long-term growth of both capital and future income for its shareholders. This objective is pursued through a flexible policy emphasizing investments in common stocks and money market instruments and permitting investments in corporate bonds.

The Fund may from time to time use the investment technique of leverage. Such speculative activity may involve greater risks and the possibility of greater costs. See page 9.


This Prospectus sets forth information about the Fund that a prospective investor should know before making an investment in the Fund. A Statement of Additional Information, dated May 1, 1998, has been filed by the Fund with the Securities and Exchange Commission and is incorporated in this Prospectus by reference. The Statement of Additional Information is available free of charge upon request to the Fund at the above address. Shareholders are advised to retain this Prospectus for future reference.


                              Offered at Net Asset Value Without "Sales Charge"
                                       or Commissions Payable to Anyone.



                                TABLE OF CONTENTS

                                              Page

Fee Table......................................2
Financial Highlights...........................3
The Fund.......................................4
Sales Without "Sales Charge"...................4
Investment Objective and Policies..............4
How to Invest..................................5
Investment Plans...............................5
How to Withdraw Your Investment................5
Distributions and Taxes........................6
Advisory and Service Contract..................7
Additional Information.........................7






THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






                                    FEE TABLE

        Shareholders Transaction Expenses
                Sales Load Imposed
                  on Purchase                  None
                Deferred Sales Load
                  Imposed on Redemptions       None
                Sales Load Imposed on
                  Dividend Reinvestment        None
                Exchange Fees                  None
                Redemption Fee                 None


                Annual Operating Expenses (as a percentage of average daily net assets)

                12b-1 Expense .....................     None
                Investment Advisory Fee ...........     .55%

                Other Expenses ...................      .42%

                Total Operating Expenses .........      .97%

You would pay the following
expenses on a $1,000 invest-
ment, assuming a 5% annual
return


Example
      1 year       3 years        5 years         10 years
       $10           $30            $53            $116


The purpose of the table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentage expense levels shown in the table above are based on actual expenses incurred in the fiscal year ended December 31, 1997; actual expense levels in future years may vary from the amounts shown.

FINANCIAL HIGHLIGHTS


The information included in the following table has been audited by Coopers & Lybrand L.L.P., Independent Accountants, for the years ended December 31, 1993 through December 31, 1997 and by other Auditors for the years ended December 31, 1988 through December 31, 1992. The report of Coopers & Lybrand L.L.P. on the financial statements and financial highlights for the year ended December 31, 1997 is included in the Statement of Additional Information.


--------------------------------------------------------------------------------
     Financial Highlights





                                          Years Ended December 31
                                     1997        1996        1995         1994
Per Share Data#              ------------ ----------- ----------- ------------
Net asset value:
 Beginning of period .......  $ 12.15     $ 10.59       $  8.13      $ 8.37
Income From Investment
 Operations:
Net investment income ......     .06         .05           .07          .06
Net realized and
 unrealized gain (loss) on
 investments ...............    4.46        2.54          2.90        ( .07)
                              --------    --------      -------      ------
Total from investment
 operations ................    4.52        2.59          2.97        ( .01)
Less Distributions:
 Net investment income......     (  .06)     (  .05)     (  .07)      ( .06)
 Capital gains .............     (  .77)     (  .98)     (  .44)      ( .17)
                              ---------   ---------     -------      ------
Total Distributions ........     (  .83)     ( 1.03)     (  .51)      ( .23)
                              ---------   ---------     -------      ------
Net asset value:
 End of period .............  $ 15.84     $ 12.15       $ 10.59      $ 8.13
                              =========   =========     =======      ======
Total Return ...............    37.28   %   24.60   %     36.46%      ( .07%)
Ratios & Supplemental Data
Net assets end of period
 (000's omitted) ...........  $ 108,590   $  60,275     $48,337      $35,459
Ratio of operating
 expenses to average net
 assets ....................      .97   %    1.21   %      1.37%       1.53%
Ratio of net investment
 income to average net
 assets ....................      .45   %     .47   %       .74%        .74%
Portfolio turnover rate ....    16.36   %   25.27   %     26.53%      25.55%
Average broker
 commission% ...............  $  0.0567   $  0.0700




                                                     Years Ended December 31
                                    1993       1992-       1991-       1990-       1989-        1988-
Per Share Data#              ----------- ----------- ----------- ----------- ----------- ------------
Net asset value:
 Beginning of period .......   $ 9.70      $ 10.37     $  7.81     $ 7.89      $ 6.09      $  5.61
Income From Investment
 Operations:
Net investment income ......      .07          .07        .09         .09         .08          .09
Net realized and
 unrealized gain (loss) on
 investments ...............      .16       (  .15)      2.77         .03        1.91          .64
                               ------      -------     -------     ------      ------      -------
Total from investment
 operations ................      .23       (  .08)      2.86         .12        1.99          .73
Less Distributions:
 Net investment income......     ( .07)     (  .07)     (  .12)      ( .09)      ( .09)      ( .09)
 Capital gains .............     (1.49)     (  .52)     (  .18)      ( .11)      ( .10)      ( .16)
                               -------     -------     -------     -------     -------     -------
Total Distributions ........     (1.56)     (  .59)     (  .30)      ( .20)      ( .19)      ( .25)
                               -------     -------     -------     -------     -------     -------
Net asset value:
 End of period .............   $ 8.37      $  9.70     $ 10.37     $ 7.81      $ 7.89      $  6.09
                               =======     =======     =======     =======     =======     =======
Total Return ...............      2.44%     (  .73%)     36.91%       1.52%      32.73%      12.91%
Ratios & Supplemental Data
Net assets end of period
 (000's omitted) ...........   $38,694     $42,609     $40,873     $27,189     $27,205     $19,248
Ratio of operating
 expenses to average net
 assets ....................      1.45%       1.42%       1.50%       1.74%       1.77%       1.74%+
Ratio of net investment
 income to average net
 assets ....................       .62%        .71%       1.02%       1.19%       1.11%       1.25%+
Portfolio turnover rate ....     35.14%      28.91%      15.63%      37.18%      22.97%      15.83%
Average broker
 commission% ...............



 + During 1988 the investment advisor waived a portion of its fee. Had the waiver not been made the ratios of operating expenses to average net assets and net investment income to average net assets would have been 1.99% and 1.00%, respectively.


     - Audited by other Auditors


 % For fiscal years ending on or after August 31, 1996 the Fund is required to disclose its average commission rate per share paid for security trades.


     # All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25, 1997.






Further information about the performance of the Fund is contained in its most recent Annual Report to Shareholders, a copy of which will be made available upon request without charge.







THE FUND

The Fund is a diversified, open-end management investment company which seeks long-term growth of both capital and future income. This objective is pursued through a flexible investment policy allowing for investments in common stocks, corporate bonds and short-term money market instruments, depending on the Fund management's perception of current and future economic conditions. Northeast Management & Research Company, Inc. is the Investment Adviser to the Fund.

SALES WITHOUT "SALES CHARGE"

The Fund wishes to offer investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense, generally known as a "sales charge", "load charge" or "12b-1 expense". The purchase of shares of numerous other mutual funds requires the investor to pay a substantial amount for a selling commission and related expenses, thereby reducing the net amount invested which is actually received by the Fund. It is the current policy of the Fund that shares of the Fund be sold at the net asset value next determined after receipt of an order, the Fund receiving the full amount paid by the investor.

Brokers or dealers may accept purchase and sale orders for shares of the Fund and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund, which may be changed only by vote of the majority of the Fund's outstanding shares, is to produce long-term growth of both capital and future income for its shareholders. To achieve this, the Fund maintains a flexible policy which allows it to pursue its objective through investments in common stocks, corporate bonds and money market instruments. Investments may also be made in securities convertible into common stocks, warrants and in preferred stocks. Assets of the Fund will be fully invested at all times (except for cash required to meet expenses borne by the Fund) in the above types of securities. The Fund will make limited use of the leverage principle to the extent that management believes that leverage may enhance the Fund's achievement of its objective, but not to a level of more than one quarter of the Fund's total assets. See "Additional Information-Leverage". No assurance can be given that the Fund will achieve its investment objective.

It is anticipated that a major portion of the Fund's assets will be generally invested in common stocks whose prices appear to management to be relatively low in relation to one or more of a company's earnings potential, net worth or book value and future stream of dividends. Investments may be made in common stocks not currently paying a dividend. From time to time, assets of the Fund may be invested in corporate debt securities with special attention being paid to bonds selling substantially below their par or maturity value.

The Fund also has the ability to emphasize, when deemed appropriate for relatively short periods of time, investments in short-term, highly liquid securities with maturities of 180 days or less. Such securities may include commercial paper rated in the highest category by either Moody's Investors Service or Standard & Poor's Corporation, certificates of deposit of banks having gross assets in excess of $200,000,000, or securities issued or guaranteed by the U.S. Government or its instrumentalities. Such an investment would most likely be emphasized during periods when liquidity is deemed highly desirable.

Through its flexible policy, the Fund will not necessarily be committed to any one area at any particular time, but will rather manage the areas of investment to meet present economic conditions and future economic trends. Investment may be made in all three areas in combination so as to enhance the Fund's achievement of its primary objective of long-term growth of capital and future income. The Fund may, however, at times, be fully invested exclusively in one or two of these areas. Although it is not contemplated that the Fund would be exclusively invested in either money market instruments or bonds for any significant time, it is possible that its investments would be comprised virtually entirely of equity securities for long periods of time if conditions in the equity markets and general economic conditions indicate to management that the Fund's objective is most likely to be achieved with such investments.

It is the policy of the Fund not to concentrate its investments in securities of companies in any particular industry or group of industries, and the Fund will not make an investment in any industry if, as a result, investments in such industry would aggregate more than 25% of the Fund's total assets.

The Fund may lend its portfolio securities, principally to broker-dealers, under agreements which would require that the loans be continuously secured by collateral consisting of cash or U.S. Government securities equal at all times to at least the market value of the securities loaned. The Fund would continue to receive interest or dividends on the securities loaned and would also either earn interest on the investment of the loan's collateral or receive other payments. See "Additional Information--Loan Transactions". In seeking a return on temporarily available cash, the Fund may purchase obligations of the U.S. Government and its instrumentalities from banks subject to an agreement by the seller to repurchase them ("repurchase agreements"). Repurchase agreements are subject to the risk of the seller's becoming unable to fulfill its obligations; in such an event, the Fund would have the right to retain the purchased securities, although there is currently some uncertainty as to the full extent of such rights in bankruptcy proceedings, and the Fund could incur delays and losses in establishing its rights.

The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Fund's objective of producing long-term growth of capital and future income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation, for example in the stock of a company which is an actual or potential acquisition target. Also, securities will be sold without regard to the holding period whenever such action seems advisable.

Although the Fund's investment in a diversified portfolio of securities reduces the risk inherent in the ownership of a single security, it cannot eliminate the risk or protect shareholders of the Fund against fluctuations in the market valuation of their shares. See the Statement of Additional Information for a description of certain investment restrictions to which the Fund is subject.

HOW TO INVEST

You may purchase shares of the Fund at their per share net asset value next determined after the purchase order is received by the Fund in good order. The net asset value per share is computed by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. There is no sales charge or commission. All initial investments must be accompanied by a completed Application, a copy of which is attached to this Prospectus. The minimum initial investment in the Fund for each account is $1,000. There is no minimum for subsequent investment either by mail, telephone or exchange; there is a maximum for telephone investments of $25,000.

     Investors in the Fund may arrange to make investments on a regular basis under the Fund's automatic investment plan through regular deductions (minimum $50) from their bank checking account.

INVESTMENT PLANS

The Fund offers shareholders tax-advantaged retirement plans, including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Fund at the address shown on the cover of this Prospectus.


HOW TO WITHDRAW YOUR INVESTMENT

Shareholders are entitled to redeem all or any portion of the shares credited to their account by submitting a written request for redemption to the Fund. Within seven days after the receipt of such a request in "good order" as described below, the shareholder will be sent an amount equal to the net asset value of the redeemed shares next determined after the redemption request has been received. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to honor the redemption request until the check has been collected. The maximum delay in such an event, however, would be fifteen days. Also, a signature guarantee as described below is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occured in the past three months.

A redemption request will be considered to have been received in "good order" if the following conditions are satisfied:

   (i)          the request is in writing, indicates the number of
                shares to be redeemed and identifies the shareholder's
                account;
  (ii)          the  request  is   accompanied   by  any   certificates   issued
                representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered;
 (iii) for redemptions in excess of $5,000, the signatures on either the written redemption request or the certificates (or their accompanying stock power) have been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. A notary public is not an acceptable guarantor; and
   (iv) in the case of corporations, executors, administrators, trustees or other organizations, evidence of authority to sell, together with a request that the Fund purchase the same and pay the shareholder for the shares so surrendered is needed.

The Fund reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

Shareholders who are investors in a tax-advantaged retirement plan should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from their retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Fund assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is the shareholder's responsibility. Penalties, if any, apply to redemptions from the plan, not to redemptions from the Fund and are governed by federal tax law alone.

     Telephone redemptions are not permitted (unless confirmed in writing on the same day), except that telephone instructions from the registered owner to exchange shares of the Fund for shares of Northeast Investors Trust will be accepted. Existing shareholders may also make additional investments by telephone. No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Fund will employ reasonable procedures, including requiring personal identification prior to acting on telephone instructions, to confirm that such instructions are genuine. If the Fund does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions, but otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

DISTRIBUTIONS AND TAXES

The Fund's policy is to distribute substantially all of its net investment income and net realized capital gains, if any. The Fund generally intends to qualify as a regulated investment company so that it will not be subject to federal income tax on its net investment income and net realized capital gains which are distributed to shareholders. It did so qualify during its last taxable year.

Capital gains, unless reduced by any available capital loss carryforward, are generally distributed near the close of the Fund's fiscal year. Dividends and distributions are credited in shares of the Fund unless the shareholder elects to receive cash. A purchase of Fund shares shortly before the ex-date of a dividend or distribution could result in the receipt of an amount which, although in effect a return of principal, is subject to income taxes.

The Fund will inform its shareholders each year of the amount and nature of the income and gains it distributes to them. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but shareholders who are not subject to federal tax on their income will not be required to pay such tax on amounts distributed to them by the Fund. Dividends and net realized capital gain distributions may also be subject to state and local taxes.

ADVISORY AND SERVICE CONTRACT

Northeast Management & Research Company, Inc. ("NMR") is the
Fund's Investment Adviser and Manager. Under Massachusetts law, the Fund's Trustees are responsible for the management of the affairs of the Fund, and NMR is subject to the general supervision of the Trustees.

NMR is a corporation organized in July, 1980 to manage the Fund, and at present engages in no other activities. NMR is controlled by its three directors, William A. Oates, Jr., Ernest
E. Monrad, and Robert B. Minturn, Jr. Mr. Oates is President of the Fund and has been principally responsible for the day-to-day management of its portfolio since its inception. Mr. Monrad is the Chairman of the Trustees of Northeast Investors Trust, a position he has held since 1969, having first become a Trustee of such fund in 1960. Mr. Minturn has been a Trustee of Northeast Investors Trust since 1980.

NMR serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund. It also provides the Fund's executive management and office space.

Investment Advisory Fee. As compensation for its management services and expenses assumed, the Fund pays NMR a fee at the end of each calendar month calculated by applying a monthly rate, based on an annual percentage fee of 1% of the Fund's average daily net assets up to and including $10,000,000, 3/4 of 1% of such average daily net assets above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such average daily net assets in excess of $30,000,000 during such month. This fee is higher than that charged by advisers to most other funds with similar objectives and policies.

ADDITIONAL INFORMATION

Capital   Shares   and   Voting   Rights.   The  Fund  has  only  one  class  of
securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote, and when issued is fully paid and nonassessable. Fractional shares may be issued and when issued have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Fund is not bound to recognize any transfer until it is recorded on the books of the Fund. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Fund, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities and are entitled to share therein in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

The Fund is originally organized as a business trust . It functions as its own transfer agent and dividend paying agent.

Any inquiries by shareholders may be made in writing or by telephone to the Fund at the address or telephone numbers shown on the cover of this Prospectus.

Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of the Fund will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Fund's management to be of good standing and will not be made unless, in the judgment of the Fund's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Fund an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. The Fund has not in its history effected any such loan transactions and has no present intention of so doing, although it reserves the right to do so if deemed advisable by the Trustees.

Leverage. In order to raise additional funds for investment or to avoid liquidating securities to meet cash needs, such as for redemptions, the Fund may borrow money from banks. Such borrowing will normally not be continued over a protracted period when short-term rates are considered to be high when compared to the potential investment opportunities. The Fund intends to use the proceeds of any such borrowing to purchase securities which appear to be especially undervalued in terms of earning and dividend potential and tangible net worth. Borrowed money may also be invested in debt securities yielding more than the interest rate on the borrowing. Also, the ability to borrow permits the Fund to minimize uninvested cash. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of Fund shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their cost to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This is the factor known as "leverage".

The Fund may borrow money from banks for investment purposes, if, in the opinion of NMR, such borrowing would increase the earning power of the Fund, but such borrowing is limited to 25% of the gross assets of the Fund valued at cost. The Fund may also temporarily borrow from banks for extraordinary or emergency purposes, but is limited to borrowing for all purposes up to 30% of the gross assets of the Fund valued at cost.

The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Fund may vary the amount of borrowings from time to time, within the authorized limits, as NMR deems advisable, including having no borrowings at all. Under the Investment Company Act of 1940, as amended, the Fund is required to maintain asset coverage of 300% of outstanding borrowings and could be required to liquidate portfolio securities to reduce borrowings if this requirement is not met.

                         NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704
                                 (617) 523-3588

                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1998


This Statement of Additional Information supplements the Prospectus for the Fund dated May 1, 1998 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement of Additional Information is not a Prospectus.







            TABLE OF CONTENTS
                                                                  Page

The Fund ........................................                B-2
Investment Restrictions .........................                B-2
Trustees and Officers ...........................                B-4
Advisory and Service Contract ...................                B-6
Custodian and Independent Accountants............                B-7
Brokerage .......................................                B-7
Price and Net Asset Value .......................                B-8
Shareholder Plans ...............................                B-8
Tax-Advantaged Retirement Plans ..................               B-9
Dividends, Distributions & Federal Taxes .........               B-11
Securities Lending Transactions..................                B-12
Trustee and Shareholder Liability................                B-12
Financial Statements ............................                B-13

                                    THE FUND


        Northeast Investors Growth Fund, herein called the Fund, is a diversified open-end management investment company originally organized in 1980 under the laws of The Commonwealth of Massachusetts as a corporation and converted to a Massachusetts business trust in 1987.

                             INVESTMENT RESTRICTIONS

        The Fund's objective is to produce long-term growth of both capital and future income for its shareholders. This objective is pursued through a flexible policy emphasizing investments in common stocks and money market instruments and permitting investments in corporate bonds.

        In pursuing this objective it is the fundamental policy of the Fund not to engage in any of the following activities or investment practices. These restrictions may not be changed without the approval of a majority of the outstanding shares. The Fund may not:

               1. purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market value to be invested in the securities of such issuer (other than obligations of the U.S. Government and its instrumentalities);

               2. purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 10% of any class of securities, or of the outstanding voting securities, of such issuer to be held in the Fund's portfolio;

               3. purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger, and in no event may investments in such securities exceed 10% of the value of the total assets of the Fund. The Fund may not purchase or retain securities issued by another open-end investment company;

               4. purchase any securities if such purchase, at the time thereof would cause more than 25% of the value of the Fund's assets to be invested in securities of companies in any one industry;

               5.          invest  in  the   securities   of  companies   which,
                           including predecessors, have a record of less than three years continuous operation, although it may invest in the securities of regulated public utilities or pipe-line companies which do not have such a record;

               6. buy any securities or other property on margin, engage in short sales (unless by virtue of its ownership of other securities it has a right to obtain securities equivalent in kind and amount to the securities sold without incurring additional costs) or purchase or sell puts or calls, or combinations thereof;

               7. invest in companies for the purpose of exercising control or management;

               8. buy or sell real estate, commodities or commodity (futures) contracts unless acquired as a result of ownership of securities;

               9.          underwrite securities issued by others;

              10. make loans to other persons (except by purchase of bonds and other obligations constituting part of an issue, limited, in the case of privately offered securities, to 10% of the Fund's total assets). However, the Fund may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-1/3% of the total assets of the Fund;

              11. purchase or retain securities issued by an issuer if the officers, Trustees and Directors of the Fund and of the Adviser, together, own beneficially more than 5% of any class of securities of such issuer.

        In addition, the Fund may not purchase warrants in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

        The Fund will not purchase securities which are not readily marketable (including repurchase agreements with maturities in excess of seven days) if such purchase, at the time thereof, would result in more than 10% of the Fund's net assets being invested in such securities.

        The restrictions in the two preceding paragraphs are not fundamental and may be changed by the Board of Trustees without shareholder approval or notification.

        The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Fund's objective of producing long-term growth. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended December 31, 1997 and 1996 the rates of total portfolio turnover were 16.36% and 25.27% respectively. Although investment policy or changed circumstances may require, in the opinion of management, an increased rate of such portfolio turnover, the Adviser does not anticipate that such turnover will be substantially in excess of that experienced by the Fund in recent years.

                              TRUSTEES AND OFFICERS

        The Trustees of the Fund are Ernest E. Monrad, William
A. Oates, Jr. and Robert B. Minturn, Jr., all of 50 Congress Street, Boston, Massachusetts, John R. Furman, 32 Manning Road, Billerica, Massachusetts and John C. Emery, One Post Office Square, Boston, Massachusetts. Mr. Oates is President, Mr. Monrad is Chairman of the Trustees and Assistant Treasurer, and Mr. Minturn is Vice President and Clerk of the Fund. Gordon C. Barrett, 50 Congress Street, Boston, Massachusetts serves as Vice President and Treasurer of the Fund. Messrs. Oates, Monrad and Minturn are deemed "interested persons" of the Fund under the Investment Company Act of 1940, as amended, because they are affiliated with the Fund's investment adviser. The principal occupations of each of Messrs. Oates, Monrad and Minturn for the last five years have been their respective positions with the Fund, in the case of Mr. Oates, and with Northeast Investors Trust in the case of Messrs. Monrad and Minturn. The Trustees who are interested persons receive no remuneration from the Fund. Messrs. Furman and Emery each received Trustees fees of $4,000 for the fiscal year ended December 31, 1997.

WILLIAM A. OATES, JR. is President of Northeast Investors Trust,
Boston, Massachusetts; President and a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Senior Vice President, Treasurer and a Director of Northeast Investment Management, Inc., Boston, Massachusetts; a Trustee and Treasurer of the

Roxbury Latin School, West Roxbury, Massachusetts; a Director of Clifford of Vermont, Inc., Bethel, Vermont, Furman Lumber, Inc., Billerica, Massachusetts and the Horn Corporation, Ayer, Massachusetts; a Corporator of the Dedham Institute for Savings, Dedham, Massachusetts; and Past Trustee and President of the Board of Trustees of Groton School, Groton, Massachusetts. He is 55.


ERNEST E. MONRAD is Chairman and a Trustee of Northeast Investors Trust, Boston, Massachusetts; a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Senior Vice President and a Director of Northeast Investment Management Inc., Boston, Massachusetts; Vice President and a Director of Furman Lumber,Inc., Billerica, Massachusetts; a Director of The New America High Income Fund,Inc., Boston, Massachusetts; and a Trustee of Century Shares Trust, Boston, Massachusetts. He is 67.

ROBERT B. MINTURN, JR. is Clerk and a Trustee of Northeast
Investors Trust, Boston, Massachusetts; Vice President,
Treasurer, Clerk and a Director of Northeast Management &
Research Company, Inc., Boston, Massachusetts; Vice President,
Assistant Treasurer, Clerk and a Director of Northeast Investment Management Inc., Boston, Massachusetts; and a Trustee, Clerk and Assistant Treasurer of The Boston Home, Inc., Boston, Massachusetts. He is 58.

GORDON C. BARRETT is a Vice President of Northeast Investment Management, Inc. and Vice President and a Treasurer of Northeast Investors
Trust.  He is 41.

JOHN R. FURMAN's principal occupation is Chairman and a Director of Furman Lumber, Inc., Billerica, Massachusetts. He is 80.

JOHN C. EMERY's principal occupation is Partner of the Boston law firm of Sullivan & Worcester; he also serves as a Director of Boston Investment Company, Boston, Massachusetts. He is 67.



         The total number of shares owned beneficially by the Trustees, Officers and members of their immediate families on April 14, 1998 was 179,844 shares (2.5%)

ADVISORY AND SERVICE CONTRACT

Northeast Management & Research Company, Inc. ("NMR") serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.

NMR pays the Fund's executive and certain administrative salaries and rent, with the following expenses borne by the Fund: (a) taxes and other governmental charges, if any, (b) interest on borrowed money, if any, (c) legal fees, (d) auditing fees, (e) insurance premiums, (f) dues and fees for membership in trade associations, if any, (g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the Securities and Exchange Commission and of preparing reports to government agencies and expenses of registering shares under Federal and state laws and regulations, (h) fees and expenses of trustees not affiliated with or interested persons of NMR, (i) fees and expenses of the custodian, (j) expenses of acting as its own dividend disbursing agent and transfer agent, (k) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (l) cost of reports to shareholders and expense of shareholders' meetings, including the mailing and preparation of proxy material, and trustees meetings, and (m) the cost of share certificates representing shares of the Fund. The Fund also pays all brokers' commissions in connection with its portfolio transactions.

The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its officers and trustees with respect to such litigation.

For 1997,1996 and 1995, respectively, the advisory fee was $462,146, $352,644, and $290,132.
--------------------------------------------------------------------------------


                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS


The custodian for the Fund is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Fund's assets.


The independent accountants for the Fund are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts. Coopers & Lybrand L.L.P. audits the Fund's annual financial statements included in the annual report to shareholders, reviews the Fund's filings with the Securities and Exchange Commission on Form N-1A and prepares the Fund's federal income and excise tax returns.

                                    BROKERAGE

Decisions to buy and sell securities for the Fund and as to assignment of its portfolio business and negotiation of its commission rates are made by NMR. It is NMR's policy to obtain the best security price available, and, in doing so, NMR assigns portfolio executions and negotiates commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Fund. In order to minimize brokerage charges, the Fund seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided NMR or the Fund with statistics, other information and wire and other services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, NMR's policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services.  During 1997 and 1996 the Fund paid brokerage
commissions of $52,143   and $38,395 , respectively.

                            PRICE AND NET ASSET VALUE

It is the current policy of the Fund that the public offering price of shares of the Fund equal their net asset value, the Fund receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange (or the close of business) on that day. The price to investors whose applications for purchase are received after the close of business or on a non-business day will be the net asset value next determined. The net asset value of the Fund's shares is determined by dividing the market value of the Fund's securities, plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made for fractions of a cent to the next highest cent. The Fund makes no special payment for the daily computation of its net asset value.

                                SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Fund. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Fund of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Fund at any time by ordering the Fund shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Fund at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "How to Withdraw Your Investment". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Fund on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Fund may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.

                         TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Fund offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Fund; dividends and other distributions are reinvested in shares of the Fund. Contributions may be invested in shares of Northeast Investors Trust as well as shares of the Fund.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Fund are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Fund at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

The Fund offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Individual Retirement Account (IRA)and Roth IRA

An individual may open his own Individual Retirement Account (IRA) or Roth IRA using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.

403(b) Retirement Account

Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.

                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Fund's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carryforwards) annually. Dividends and distributions are credited in shares of the Fund unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

It is the policy of the Fund to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Fund did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Fund with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 31% of distributions withheld by the Fund.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

                         SECURITIES LENDING TRANSACTIONS

In connection with securities lending transactions, as described in the Prospectus, requirements of the staff of the Securities and Exchange Commission currently provide that: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value;
(5) the Fund may pay only reasonable custodian fees in connection with the loan;
(6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Fund's Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Fund's Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

                        TRUSTEE AND SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the obligations of such instruments are not binding upon any of the Trustees or shareholders individually but are binding only upon the Fund's assets. The Fund is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Fund containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Fund shall be indemnified by the Fund for all loss and expense incurred by reason of his being or having been a shareholder of the Fund. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

                              FINANCIAL STATEMENTS



The following financial  statements are included in this Statement of Additional
Information:

       1.       Report of Coopers & Lybrand L.L.P., Independent
                Accountants

       2.       Schedule of Investments as of December 31, 1997

       3. Statement of Assets and Liabilities as of December 31, 1997

       4.       Statement of Operations for the Year Ended December 31,
                1997

       5. Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1997

       6.       Notes to Financial  Statements  for the year ended  December 31,
                1997







-----
     Schedule of Investments--
     December 31, 1997




Common Stocks--
                                                                       Market  Percent of
                                                      Number of         Value         Net
Name of Issuer                                           Shares      (Note B)      Assets
--------------------------------------------------- ----------- ------------- -----------
                                                        -------       -------     -------

    Apparel
---------------------------------------------------
    V F Corporation ...................  ..........    15,200    $   699,200       0.6%
    Automobile & Truck
----------------------------------------------------
    General Motors Corporation ........  ..........     3,700        224,312       0.2%
    Banks
----------------------------------------------------
    BankBoston Corporation ............  ..........    60,000      5,636,250
    Chase Manhattan Corporation .......  ..........     6,500        711,750
    Fifth Third Bancorp ...............  ..........    24,750      2,023,312
    First American Corporation ........  ..........    26,400      1,313,400
    First Palm Beach Bancorp ..........  ..........    27,400      1,181,625
    First Security Corporation ........  ..........    53,250      2,229,844
    Fleet Financial Group, Inc. .......  ..........    22,400      1,678,600
    Mellon Bank Corporation ...........  ..........    29,400      1,782,375
    National Bancorp of Alaska, Inc. ..  ..........     7,250        917,125
    Riggs National Corporation ........  ..........    41,000      1,101,875
    Washington Mutual, Inc. ...........  ..........    17,600      1,123,100
    Zions Bancorporation ..............  ..........    40,000      1,815,000
                                                                 -----------
                                                                  21,514,256      19.9%
    Chemical
----------------------------------------------------
    Cabot Corporation .................  ..........    18,000        497,250
    Monsanto Company ..................  ..........    15,100        634,200
                                                                 -----------
                                                                   1,131,450       1.0%
    Computer & Data Processing
----------------------------------------------------
    Bell & Howell Company- ............  ..........    17,500        423,281
    Compaq Computer Corporation .......  ..........     8,000        451,500
    Hewlett-Packard Company ...........  ..........    19,900      1,243,750
    IBM Corporation ...................  ..........    11,800      1,233,837
                                                                 -----------
                                                                   3,352,368       3.1%
    Computer Software & Services
----------------------------------------------------
    America Online, Inc.- .............  ..........    10,600        945,387
    Microsoft Corporation- ............  ..........    23,400      3,024,450
    Parametric Technology Corporation-   ..........    18,100        857,487
    Saville Systems Ireland, Spons ADR-   .........    14,600        605,900
                                                                 -----------
                                                                   5,433,224       5.0%




----------------------------------------------------------------------------
                                                                          Page 5


Northeast Investors Growth Fund
----------------------------------------------------------------------------




Common Stocks--continued
                                                                              Market  Percent of
                                                              Number of        Value         Net
Name of Issuer                                                   Shares     (Note B)      Assets
----------------------------------------------------------- ----------- ------------ -----------
                                                                -------      -------     -------

    Conglomerate
-----------------------------------------------------------
    Thermo Electron Corporation- ..............  ..........    12,000    $  534,000
    Triarc Companies- .........................  ..........    40,500     1,103,625
                                                                         ----------
                                                                          1,637,625       1.5%
    Electrical Equipment
------------------------------------------------------------
    General Electric Company ..................  ..........    39,000     2,861,625       2.6%
    Electronics
------------------------------------------------------------
    Cisco Systems, Inc.- ......................  ..........    28,200     1,572,150
    Intel Corporation .........................  ..........    37,400     2,627,350
    Lucent Technologies, Inc. .................  ..........    19,700     1,573,537
    Motorola, Inc. ............................  ..........     8,000       456,500
                                                                         ----------
                                                                          6,229,537       5.7%
    Entertainment
------------------------------------------------------------
    Carnival Corporation ......................  ..........    14,900       825,087
    Mirage Resorts, Inc.- .....................  ..........    16,500       375,375
    Time Warner, Inc. .........................  ..........    31,500     1,953,000
    Walt Disney Company .......................  ..........    36,000     3,566,250
                                                                         ----------
                                                                          6,719,712       6.2%
    Environmental Industry
------------------------------------------------------------
    Ionics, Inc. ..............................  ..........    11,700       457,763       0.4%
    Financial Services
------------------------------------------------------------
    American Express Company ..................  ..........     9,100       812,175
    Beneficial Corporation ....................  ..........    13,400     1,113,875
    Eaton Vance Corporation ...................  ..........    61,700     2,329,175
    First Data Corporation ....................  ..........    18,700       546,975
    H & R Block, Inc. .........................  ..........    10,200       457,087
    Morgan Stanley, Dean Witter, Discover & Co.   .........    12,210       721,916
    Paine Webber Group, Inc. ..................  ..........    34,500     1,192,406
    State Street Corporation ..................  ..........    28,500     1,658,344
                                                                         ----------
                                                                          8,831,953       8.2%
    Food & Beverage
------------------------------------------------------------
    Coca-Cola Company .........................  ..........    14,000       932,750
    Pepsico, Inc. .............................  ..........    30,000     1,093,125
    Quaker Oats Company .......................  ..........    16,050       846,637
                                                                         ----------
                                                                          2,872,512       2.7%
    Health Care Supplies
------------------------------------------------------------
    American Home Products Corporation ........  ..........    11,800       902,700
    Johnson & Johnson .........................  ..........    17,000     1,119,875
    Warner Lambert Company ....................  ..........    15,625     1,937,500
                                                                         ----------
                                                                          3,960,075       3.7%


----------------------------------------------------------------------------
Page 6


Northeast Investors Growth Fund
----------------------------------------------------------------------------




Common Stocks--continued
                                                                            Market  Percent of
                                                           Number of         Value         Net
Name of Issuer                                                Shares      (Note B)      Assets
-------------------------------------------------------- ----------- ------------- -----------
                                                             -------       -------     -------

    Household Products
--------------------------------------------------------
    Procter & Gamble Company ...............  ..........    29,000    $2,314,562        2.1%
    Industrial Services & Manufacturing
-----------------------------------------------------------------------------------------------
    Caterpillar, Inc. ......................  ..........    23,000     1,116,938
    Minnesota Mining & Manufacturing Company   .........     6,000       492,375
    Pioneer Hi-Bred International, Inc. ....  ..........    10,000     1,072,500
                                                                      ----------
                                                                       2,681,813        2.5%
    Insurance
---------------------------------------------------------
    American International Group, Inc. .....  ..........    14,025     1,525,219
    Chubb Corporation ......................  ..........    15,000     1,134,375
    General Re Corporation .................  ..........    11,100     2,353,200
    St. Paul Companies, Inc. ...............  ..........     7,800       640,088
                                                                      ----------
                                                                       5,652,882        5.2%
    Medical Supplies
---------------------------------------------------------
    Boston Scientific Corporation- .........  ..........    16,900       775,288
    Medtronic, Inc. ........................  ..........    23,800     1,245,038
                                                                      ----------
                                                                       2,020,326        1.9%
    Office Equipment
---------------------------------------------------------
    Xerox Corporation ......................  ..........    20,400     1,505,775        1.4%
    Oil & Gas Exploration
---------------------------------------------------------
    Baker Hughes, Inc. .....................  ..........    10,900       475,513
    Schlumberger Ltd. ......................  ..........    11,800       949,900
                                                                      ----------
                                                                       1,425,413        1.3%
    Paper & Forest Products
---------------------------------------------------------
    Fort James Corporation .................  ..........    14,700       562,275        0.5%
    Petroleum, Coal & Gas
---------------------------------------------------------
    Chevron Corporation ....................  ..........    24,000     1,848,000
    Mobil Corporation ......................  ..........     7,000       505,313
    Royal Dutch Petroleum Company ..........  ..........    40,000     2,167,500
                                                                      ----------
                                                                       4,520,813        4.2%
    Pharmaceuticals
---------------------------------------------------------
    Abbott Laboratories ....................  ..........    10,200       668,738
    Astra AB Spons ADR A ...................  ..........    33,466       575,197
    Eli Lilly & Company ....................  ..........    28,400     1,977,350
    Glaxo Wellcome PLC-Spons ADR ...........  ..........    11,900       569,712
    Isis Pharmaceuticals, Inc.- ............  ..........    20,000       246,250
    Merck & Company, Inc. ..................  ..........    13,600     1,445,000
    Pfizer, Inc. ...........................  ..........    37,150     2,769,997
                                                                      ----------
                                                                       8,252,244        7.6%


----------------------------------------------------------------------------
                                                                          Page 7


Northeast Investors Growth Fund
----------------------------------------------------------------------------




Common Stocks--continued
                                                                                                     Market  Percent of
                                                                                Number of             Value         Net
Name of Issuer                                                                     Shares          (Note B)      Assets
-------------------------------------------------------------------------- --------------   --------------- -----------
                                                                                  -------           -------     -------

    Precision Instruments
--------------------------------------------------------------------------
    Eastman Kodak Company .......................  .......................      7,500       $    456,094         0.4%
    Product & Manufacturing
------------------------------------------------------------------------------------------------------------------------
    Diebold, Inc. ...............................  .......................     12,950            655,594
    Sealed Air Corporation- .....................  .......................     10,900            673,075
                                                                                            ------------
                                                                                               1,328,669         1.2%
    Publishing & Printing
---------------------------------------------------------------------------
    Dow Jones & Company, Inc. ...................  .......................     16,900            907,319
    New York Times Company-Class A ..............  .......................     17,500          1,157,188
                                                                                            ------------
                                                                                               2,064,507         1.9%
    Real Estate
---------------------------------------------------------------------------
    Crescent Real Estate Equities Company .......  .......................     15,750            620,156         0.6%
    Retail
---------------------------------------------------------------------------
    Home Depot, Inc. ............................  .......................     11,625            684,422         0.6%
    Telecommunications
---------------------------------------------------------------------------
    AT&T Corporation ............................  .......................     23,100          1,414,875         1.3%
    Toiletries & Cosmetics
------------------------------------------------------------------------------------------------------------------------
    Gillette Company ............................  .......................     26,100          2,621,419         2.4%
                                                                                            ------------        ----
    Total Common Stocks (Cost--$59,110,166) .....  .......................                  $104,051,857        95.9%
-------------------------------------------------  ------------------------                 ------------        ----
    Repurchase Agreement                                                           Face
--------------------------------------------------------------------------       ------
    Investors Bank & Trust Company Repurchase ............................
    Agreement, 5.90% due January 2, 1998 ................................. $4,487,085          4,487,085         4.1%
                                                                                            ------------        ----
    Total Repurchase Agreement (Cost--$4,487,085)  *                                           4,487,085
                                                                                            ------------
    Total Investments (Cost--$63,597,251) .......  .......................                  $108,538,942         100%
                                                                                            ============        ====


       * Acquired on December 31, 1997. Collateralized by $4,714,594 of various U.S. government mortgage-backed securities, due through 10/15/2023. The maturity value is $4,488,556. As an operating policy, the Fund, through the custodian bank, secures receipt of adequate collateral supporting repurchase agreements--(see Note F)

       - Non-income producing

       ADR stands for American Depository Receipt representing ownership of foreign securities.

----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements. Page 8




Northeast Investors Growth Fund
--------------------------------------------------------------------------------

  Statement of Assets Statement of Operations and Liabilities

December 31, 1997
--------------------------------------


Assets
-------------------------------------------

Investments--at market value (cost
   $63,597,251)--Notes B, D & F............ $108,538,942
Dividends and interest receivable .........      118,457
Receivable for shares of beneficial
   interest sold ..........................       86,461
Receivable for securities sold ............       11,385
                                            ------------
Total Assets ..............................  108,755,245





Liabilities
---------------------------------

Payable for shares of beneficial
   interest repurchased .........        79,782
Accrued expenses ................        43,220
Accrued investment advisory
   fee--Note C ..................        42,590
                                         ------
Total Liabilities ...............       165,592
                                        -------
Net Assets ......................  $108,589,653
                                   ============
Net Assets Consist of--Note B:
Capital paid-in .................    63,969,238
Undistributed net investment
   income .......................             0
Distributions in excess of net
   realized gains ...............      (321,276)
Net unrealized appreciation of
   investments ..................    44,941,691
                                   ------------
Net Assets, for 6,857,564 shares
   outstanding ..................  $108,589,653
                                   ============
Net Asset Value, offering price
   and redemption price per share
   ($108,589,653 / 6,857,564
   shares) ......................  $      15.84
                                   ============




Year Ended December 31, 1997
--------------------------------------



Investment Income
----------------------
Dividends ............  $1,138,650
Interest .............      46,539
                        ----------
Total Income .........   1,185,189





                      Expenses
----------------------------------------------------

Investment advisory fee--
   Note C .....................  $462,146
Administrative expenses
   and salaries ...............   120,388
Printing, postage and
   stationery .................    50,383
Computer and related
   expenses ...................    42,311
Auditing fees .................    35,000
Registration and filing
   fees .......................    31,236
Custodian fees ................    25,361
Interest--Note G ..............    21,306
Legal fees ....................    19,511
Trustees fees--Note C .........     8,000
Insurance .....................     6,172
Other expenses ................    10,315
                                 --------
Total Expenses ..........................   832,129
                                            -------
Net Investment Income                       353,060
                                            -------





Realized and Unrealized Gain
on Investments--Note B:
--------------------------------------

Net realized gain from investment
   transactions ......................   4,479,634
Change in unrealized appreciation
   of investments ....................  20,578,841
                                        ----------
Net Gain on Investments ..............  25,058,475
                                        ----------
Net Increase in Net Assets
   Resulting from Operations ......... $25,411,535
                                       ===========


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.   Page
                                                                           9




Northeast Investors Growth Fund
----------------------------------------------------------------------------

     Statement of Changes
     in Net Assets




                                   Years Ended December 31,
                                                                           1997            1996
Increase in Net Assets
From Operations:

     Net investment income ....................................  $    353,060    $    246,034
     Net realized gain from investment transactions ...........     4,479,634       4,575,461
     Change in unrealized appreciation of investments .........    20,578,841       6,944,193
                                                                 ------------    ------------
       Net Increase in Net Assets Resulting from
        Operations ............................................    25,411,535      11,765,688
    Distributions to Shareholders:
     From net investment income ...............................      (354,587)       (243,418)
     From net realized gains on investments ...................    (4,924,443)     (4,488,023)
                                                                 ------------    ------------
       Total Distributions ....................................    (5,279,030)     (4,731,441)
    From Net Fund Share Transactions--Note E ..................    28,182,395       4,903,209
                                                                 ------------    ------------
       Total Increase in Net Assets ...........................    48,314,900      11,937,456
    Net Assets:
     Beginning of Period ......................................    60,274,753      48,337,297
                                                                 ------------    ------------
     End of Period (including undistributed net investment
      income of $0 and $13,941 respectively) ..................  $108,589,653    $ 60,274,753
                                                                 ============    ============


----------------------------------------------------------------------------

           The accompanying notes are an integral part of the financial statements.

Page 10


Northeast Investors Growth Fund
--------------------------------------------------------------------------------
     Notes to the Financial Statements
     for the period ended December 31, 1997

Note A--Organization
     Northeast Investors Growth Fund (the "Fund") is a diversified, no-load, open-end, series-type management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.


Note B--Significant Accounting Policies
     Significant accounting policies of the Fund are as follows:
     Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value.
     Security Transactions: Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost.
     Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.
     State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.
     Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post-October loss deferrals. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The Fund's distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned.
     Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.
     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note C--Investment Advisory and Service Contract
     The Fund has its investment advisory and service contract with Northeast Management & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment. All trustees except Messrs. John R. Furman and John C. Emery are officers or directors of the Advisor. The compensation of all disinterested trustees of the Fund is borne by the Fund.


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                                                                         Page 11


Northeast Investors Growth Fund
--------------------------------------------------------------------------------
     Notes to the Financial Statements --
     continued

Note D--Purchases and Sales of Investments
     The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $32,599,892 and $13,396,478 respectively, for the year ended December 31, 1997.


Note E--Shares of Beneficial Interest
     At December 31, 1997, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:



                                                                             Years Ended December 31,
                                                                      1997                               1996
                                                       ----------------------------------   -------------------------------
                                                            Shares            Amount            Shares           Amount
                                                       ---------------   ----------------   -------------   ---------------
Shares sold ........................................       2,382,373      $  67,324,344         241,920      $  8,609,169
Shares resulting from 3 for 1 stock split ..........       3,977,737
Shares issued to shareholders in reinvestment of
 distributions from net investment income and
 realized gains from security transactions .........         310,254          4,955,941         121,732         4,382,349
                                                           ---------      -------------         -------      ------------
                                                           6,670,364         72,280,285         363,652        12,991,518
Shares repurchased .................................      (1,466,724)       (44,097,890)       (231,030)       (8,088,309)
                                                          ----------      -------------        --------      ------------
 Net Increase ......................................       5,203,640      $  28,182,395         132,622      $  4,903,209
                                                          ==========      =============        ========      ============


Note F--Repurchase Agreement
     On a daily basis, the Fund invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.


Note G--Short-term Borrowings
     Short-term   bank   borrowings,   which  do  not  require   maintenance  of
compensating balances, are generally on a demand basis and are at rates equal to the prime rate in effect during the period in which such loans are outstanding. At December 31, 1997, the Fund had unused lines of credit amounting to $5,000,000.
     The following information relates to aggregate short-term borrowings during the year ended December 31, 1997:
Average short-term borrowings outstanding (total of daily
outstanding principal balances divided by number of days
during the year) .............................. $ 270,213
Weighted average interest rate (actual interest expense
on short-term borrowings divided by average short-term
borrowings outstanding) .....................      7.88%


Note H--Other Tax Information
     For federal income tax purposes, the cost of investments owned at December 31, 1997, was $63,595,713. At December 31, 1997, gross unrealized appreciation of investments was $45,911,674 and gross unrealized depreciation was $968,445, resulting in net unrealized appreciation of $44,943,229.


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Page 12


Northeast Investors Growth Fund
--------------------------------------------------------------------------------



     Report of Coopers & Lybrand L.L.P.
     Independent Accountants

To the Shareholders and Trustees of
Northeast Investors Growth Fund:


We have audited the accompanying statement of assets and liabilities of Northeast Investors Growth Fund, including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 1988, through 1992, presented herein, were audited by others auditors whose report dated January 15, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Growth Fund at December 31, 1997, and the results of its operations for the year then ended and the changes in its net assets for each of the two years of the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.







                                                        COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 2, 1998